UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): February 25, 2005



                            DNB Financial Corporation
                   ------------------------------------------
             (Exact name of registrant as specified in its charter)

        Pennsylvania                  0-16667                 23-2222567
    ---------------------          -------------            --------------
(State or other jurisdiction        (Commission            (I.R.S. Employer
      of incorporation)             File Number)          Identification No.)


     4 Brandywine Avenue, Downingtown, Pennsylvania              19335
            ---------------------------------                 -----------
        (Address of principal executive offices)              (Zip Code)



       Registrant's telephone number, including area code: (610) 269-1040


                                 Not Applicable
                 ----------------------------------------------
           Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 1.01. Entry into a Material Definitive Agreement.

On February 23, 2005, DNB Financial Corporation and DNB First, NA entered into a Director Change of Control Agreement with Mildred C. Joyner, Director. The agreement is in substantially the same form as change in control agreements heretofore entered into between the registrant and its other outside directors. A Form of Agreement is attached as Exhibit 99.1 and incorporated herein by reference. In addition, on February 23, 2005, the Board of Directors of DNB Financial Corporation and DNB First, N.A. approved an increase in base salary for William S. Latoff, the Registrant's and Bank's Chairman and CEO. Mr. Latoff's salary was increased to $250,000, retroactive to January 1, 2005.


Item 1.02. Termination of a Material Definitive Agreement.

On February 23, 2005, DNB Financial Corporation and DNB First, NA terminated its Director Change of Control Agreement dated November 10, 2003, with William S. Latoff, Chairman of the Board and Chief Executive Officer.


Item 5.05. Amendments of the Registrant's Code of Ethics, or Waiver of a Provision of the Code of Ethics.

(c) On February 23, 2005, the Registrant's Board of Directors approved a Revised Code of Ethics Policy. The primary modification to the policy entailed the inclusion of the Registrant's "Whistle Blower Policy," which heretofore had been a separate policy. A copy of the Registrant's Code of Ethics, as amended and restated February 23, 2005, is filed as Exhibit 99.2 herewith and incorporated herein by reference

Item 8.01. Other Events.

On February 23, 2005, DNB Financial Corporation announced that its Board of Directors declared a $0.13 cash dividend per share on its common stock. A copy of the press release is attached hereto as Exhibit 99.3, and is incorporated herein by reference.


Item 9.01. Financial Statements and Exhibits.

(a) Not Applicable.

(b) Not Applicable.

(c) Exhibits. The following exhibits are furnished herewith:


99.1     Director Change of Control Agreement with Mildred C. Joyner

99.2 DNB Financial Corporation Code of Ethics as amended and restated February 23, 2005

99.3     Press Release, dated February 23, 2005, of DNB Financial Corp.




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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              DNB Financial Corporation

February 25, 2005                             By: /s/ Bruce E. Moroney

                                              Name: Bruce E. Moroney
                                              Title: Chief Financial Officer





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